                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this Registration Statement on Form S-8 of Bryn Mawr Bank Corporation of our report dated January 15, 1998, on our audits of the consolidated financial statements of Bryn Mawr Bank Corporation.



                                           Coopers & Lybrand L.L.P.



Philadelphia, Pennsylvania

June 22, 1998